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                                                                   EXHIBIT 10.11


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of April 17, 1996, by and among GISH BIOMEDICAL, INC., a California corporation (the "Company"), and CREATIVE MEDICAL DEVELOPMENT, INC., a Delaware corporation (the "Purchaser").

         This Agreement is made pursuant to that certain Asset Purchase Agreement dated as of September 13, 1995 by and among the Company and the Purchaser (the "Purchase Agreement"). Pursuant to the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement with respect to the Registrable Securities (as defined hereinafter in this Agreement). The execution and delivery of this Agreement is a condition to closing of the transactions contemplated by the Purchase Agreement.

         The parties hereby agree as follows:

         1.       DEFINITIONS.

         Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Advice:  See the last Paragraph of Section 3 hereof.

         Affiliate: "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer or director of such other Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         Common Stock: The Company's presently authorized shares of common stock, no par value.

         Effectiveness Date: The date on which the Registration Statement relating to the Shelf Registration is first declared effective by the SEC.

         Effectiveness Period: See Section 2(b) hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Initial Shelf Registration: See Section 2(b) hereof.

         Losses: See Section 5(a) hereof.

         Purchase Agreement: As such term is defined in the second paragraph of this Agreement.
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         Prospectus: The prospectus included in any Registration Statement
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Purchasers: Creative Medical Development, Inc., a Delaware corporation.

         Registrable Securities: The total number of shares of Common Stock issued to the Purchaser pursuant to Section 3.1 of the Purchase Agreement, provided that any share of such Common Stock shall cease to be a Registrable Security at such time as (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it,
(ii) it becomes saleable by the holder thereof pursuant to Rule 144(k), (iii) it is sold or otherwise transferred pursuant to Rule 144, or (iv) it is otherwise sold or transferred by the Purchaser to any Person.

         Registration Demand Date: The date on which the Purchaser requests in writing that the Company register such Registrable Securities on Form S-3 under the Securities Act.

         Registration Expenses: See Section 4 hereof.

         Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC: The Securities and Exchange Commission.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         Shelf Registration: See Section 2 hereof.

         Subsequent Shelf Registration: See Section (c) hereof.

         2.       SHELF REGISTRATION.

                  (a) On one occasion following the date which is six months from the date hereof, the Purchaser may notify the Company in writing that it intends to offer, cause to be offered or assist in offering for public sale all of the Registrable Securities (the "Registration Demand Date"), either directly in open market transactions or through distribution to Purchaser's stockholders as a dividend. Within (30) days after the Registration Demand Date, the Company will use its best efforts to cause all of the Registrable Securities to be registered under the Securities Act as expeditiously as possible.



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                  (b) The Company shall prepare and file with the SEC within 30 days after the Registration Demand Date, or as soon as practicable thereafter, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration may be a Registration Statement that is filed by the Company with the SEC to register other securities of the Company. The initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Purchaser, or distribution to, and subsequent resale by, its stockholders. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable after the Registration Demand Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is two (2) years from the date hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold or have ceased being Registrable Securities, or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

                  (c) If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

                  (d) The Company shall supplement and amend the Shelf Registration or Subsequent Shelf Registration, as the case may be, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Purchaser.

         3.       REGISTRATION PROCEDURES.

         In connection with the Company's registration obligations under Section 2 hereof, the Company shall as expeditiously as practicable:

                  (a) Prepare and file with the SEC the Initial Shelf Registration Statement on Form S-3 and shall use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the Purchaser copies of all such documents proposed to be filed, which documents will be subject to the review of the Purchaser and its counsel.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to the Initial Shelf and any Subsequent Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and



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comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

                  (c) Notify the Purchaser promptly (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of any such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (e) Subject to the last paragraph of this Section 3, if reasonably requested by the Purchaser (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Company or the Purchaser agrees should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

                  (f) Furnish to the Purchaser and its counsel, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by the Purchaser or its counsel).

                  (g) Deliver to the Purchaser and its counsel, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company



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hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in accordance with the methods of sale and distribution set forth therein.

                  (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Purchaser and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Purchaser, or its stockholders who have received Registrable Securities as a dividend from Purchaser, reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (i) Upon the occurrence of any event contemplated by Section 3(c)(v) or 3(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Purchaser, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         The Company may require the Purchaser to furnish to the Company such information regarding the distribution of its Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may suspend its efforts to register the Registrable Securities if the Purchaser unreasonably fails to furnish such information within a reasonable time after receiving such request.

         The Purchaser agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof, the Purchaser will forthwith discontinue disposition of any Registrable Securities covered by the applicable Registration Statement or Prospectus until the Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

         4.       REGISTRATION EXPENSES.

         All fees and expenses incident to the performance of or compliance with this Agreement by the Company (the "Registration Fees") shall be borne by the Company whether or not any of the Registration Statements become effective, except that if the Purchaser requests that the Company withdraw or terminate



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its obligations under Sections 2 and 3 hereunder for reasons other than the occurrence of one or more events regarding the Company, which event or events may have a material adverse affect upon the business or prospects of the Company, and the Purchaser learns of such event or events after the date of the Registration Demand Date and prior to the date of withdrawal or termination by it and such withdrawal or termination occurs with reasonable promptness thereafter, then the Company shall have no obligation to pay or otherwise bear any fees, expenses or other costs arising out of or relating to such registration. The Registration Fees shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the National Association of Securities Dealers, Inc. or with securities or Blue Sky administrators in such jurisdictions as the Purchaser may reasonably designate); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration; (v) fees and disbursements of all independent certified public accountants and all other persons retained by the Company to assist it in the preparation and filing of the Shelf Registration Statement or any Subsequent Registration Statement. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed.

         5.       INDEMNIFICATION.

                  (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, the Purchaser from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by the Purchaser or its counsel expressly for use therein; provided, that the Company shall not be liable to the Purchaser to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A)(i) the Purchaser failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Purchaser of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B)(x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Purchaser thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

                  (b) Indemnification by Purchaser. In connection with the filing any Registration Statement, the Purchaser shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and hereby agrees to indemnify, to the fullest extent permitted by law, and without limitation as to time, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents



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or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Purchaser or its counsel to the Company expressly for use in such Registration Statement or Prospectus and that such information was relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of the Purchaser hereunder be greater in amount than the dollar amount of the proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within five days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 5, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

          The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by the Purchaser or any termination of this Agreement.

         6.       CERTAIN RESTRICTIONS; RULE 144; AND FORM S-3.

                  (a) As to the shares of Common Stock (including, without limitation, the Registrable Securities) issued by the Company to the Purchaser under the Purchase Agreement, which the Purchaser acknowledges are being issued by the Company in reliance on Regulation D under the Act (the "Restricted Shares"), the Purchaser covenants and agrees as follows:

                           (i) The Purchaser agrees in no event to make any
disposition of all or any part of the Restricted Shares, other than pursuant to the Shelf Registration Statement, unless and until (i) the Purchaser shall have notified the Company of the proposed disposition; (ii) the Purchaser shall have furnished the Company with an opinion of counsel reasonably acceptable to the Company to the effect that such disposition will not require and will be exempt from registration of the Restricted Shares under the Act; and (iii) such opinion of counsel shall have been concurred in by the Company's counsel and the Company shall have advised the Purchaser of such concurrence.

                           (ii) The Purchaser understands and agrees that
certificates evidencing the Restricted Shares will bear the following legend or a legend substantially similar thereto:



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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933 (THE "ACT"); THEY HAVE BEEN ACQUIRED
         BY THE HOLDER FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED,
         HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THESE SECURITIES ARE FIRST REGISTERED UNDER THE ACT OR THE HOLDER FURNISHES THE ISSUER WITH AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED TRANSACTION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT.

                  (b) Until the earlier of (i) the third anniversary of the date hereof, or (ii) the date all of the Registrable Securities have been sold or otherwise transferred for value by the Purchaser, the Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of the Purchaser, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. Upon the request of the Purchaser, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

                  (c) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

         7.       MISCELLANEOUS.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Purchaser will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Purchaser.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                           (x) if to the Purchaser, at the most current address given by the Purchaser to the Company in accordance with the provisions of this Section 7(c); and

                           (y) if to the Company, to Gish Biomedical, Inc., 2681 Kelvin Avenue, Irvine, California 92714-5821, Attention: Chief Financial Officer.




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or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Shares sold pursuant to the Purchase Agreement. Except as provided in the Purchase Agreement or this Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                  (j) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate at the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4 or 5 above, and the restrictions in Section 6(a), which shall remain in effect in accordance with their terms.




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